Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.6220%



        Excess Protection Level
          3 Month Average   4.33%
            June, 1997   4.83%
            May, 1997   4.42%
            April, 1997   3.74%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.74%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $2,741,483,811.88